EXHIBIT 10.12

Global Cosmetics Limited
Reg. Office : Suite 354, 51 Pinfold St., Birmingham B2 4AY, UK. Admin Office : 96 Kensington High Street, London,W8 4SG, UK. Tel : 44 203 667 8883
Exclusive 4U2 Cosmetics Importer and Marketer Europe
4U2 COSMETICS ORDER

Exclusive 4U2 Products Manufacturer/Supplier				Order No.		GC/02/06/16
COLORCOS COMPANY LIMITED,				Order Date		8-Jun-16
44/2 Moo 5, Putthamonthon 5th Road, Om-Noi, Kratumban, Samuksakorn 74130.				Special Instructions
Thailand. (Fax : 662 813 4737)

Product Name		Ref	Colors	Ex Factory Price	Order	Order Value
				Per Piece (USD)		USD
4U2 LIP PRODUCTS	4U2 LIPAHOLIC Mega Colors	LAX	21	0.66	2,800	1,848.00
	4U2 MY SECRET Long Lasting Lipstick	MST	12	1.09	600	654.00
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4U2 ALWAYS	4U2 4 Color EyeShadow	AES	9	1.69	450	760.50
	4U2 Matt Blush	AMB	5	1.57	25	39.25
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	4U2 Shimmer Blush	ASB	4	1.23	40	49.20
	4U2 Sparkling Blush	AKB	3	1.23	30	36.90
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	4U2 GLOW!	AGL	1	1.80	50	90.00
	4U2 Shade and Highlight	ASH	1	1.80	50	90.00
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						-
						-
						-
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4U2 EYE LASHES & EYEBROWS	4U2 DFY9 Matt Liner	DFT	3	0.94	150	141.00
	4U2 DFY9 Glossy Liner	DFL	2	0.94	100	94.00

	4U2 DFY9 EyeBrow BOLD	DFA	3	0.80	150	120.00
	4U2 DFY9 EyeShadow Base	DFS	1	1.00	50	50.00
	4U2 DFY9 EyeBrow Mascara	DFO	2	0.89	100	89.00
	4U2 DFY9 EyeBrow Powder	DFB	2	1.17	100	117.00
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	4U2 STYX Auto EyeLiner	STX	3	0.69	150	103.50
	4U2 STYX HD Bold Auto EyeBrow Liner	STH	2	0.80	100	80.00
4U2 THIS & THAT	4U2 THIS & THAT Facial Expressions	TNT	14	0.89	700	623.00
	4U2 THIS & THAT in a BOX	TNB	1	1.00	100	100.00
4U2 CELEBRITY	4U2 CELEBRITY Aqua Powder SPF 20 PA++	CLP	2	1.29	-	-
	4U2 CELEBRITY Liquid Foundation SPF 20 PA++	CLF	2	1.29	-	-
	4U2 CELEBRITY Make Up Base	CLM	2	1.29	-	-
	4U2 CELEBRITY Shade and Highlight	CLS	1	1.80	-	-
	4U2 CELEBRITY BB Cream SPF 35 PA+++	CLB	2	1.29	-	-
	4U2 CELEBRITY Silky Smooth BB Powder SPF25 PA++	CLW	4	2.03	-	-
	4U2 CELEBRITY 2 Way Brilliance SPF35 PA++	CLZ	3	1.80	-	-
	4U2 CELEBRITY 2 Phase Mild Make-Up Remover	CLR	1	1.00	-	-
4U2 Professional	4U2 i-PRO12 Professional EyeShadow	IP2	2	1.00	20	20.00
4U2 DREAMGIRL	4U2 DREAMGIRL Matt Lipstick KICK	D3A	5		-	-
	4U2 DREAMGIRL Lip Protect HORIZONS	D3P	1		-	-
	4U2 DREAMGIRL 3 Color EyeShadow RADICAL	D3T	3		-	-
	4U2 DREAMGIRL Single Blush BLAST	D3I	3		-	-
	4U2 DREAMGIRL Liquid Foundation SPF 15 PA++ JUST 4 ME	D3J	2		-	-
	4U2 DREAMGIRL BB Powder SPF 15 PA++ PERFECT	D3O	2		-	-
	4U2 DREAMGIRL BB Cream SPF15 PA++ CONFIDENT	D3K	2		-	-
TOTAL COSMETICS ORDER VALUE EX-FACTORY, THAILAND					5,765	5,105.35

Terms and Conditions as per the Agreement between the Parties. Partial Shipment allowed. Price List as per this Order File applies. Other Terms and Conditions as per INCOTERMS.

Confirmed and Authorized By :			Accepted by :

Authorized Signatory			Saichai Apirutvarakul - Managing Director & Authorized Signatory